Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	455.37
Total Transaction Valuation	2,974,338.00
Total Offset Amount	0.00
Net Fee	$ 455.37